UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): March 16, 2005




                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure.
          -------------------------

On March 16, 2005, the Registrant filed a Form 12b-25 with the Securities and Exchange Commission pursuant to which it reported that its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 could not be filed within the prescribed time period without unreasonable effort or expense and that such Annual Report on Form 10-K will be filed on or before the fifteenth calendar day following the prescribed due date.

The registrant has experienced delays in completing management's assessment of the effectiveness of the registrant's internal controls over financial reporting and the completion of the audits by our audit firm of the registrant's financial statements and internal controls over financial reporting for the year ended December 31, 2004 as required under Section
404 of the Sarbanes Oxley Act of 2002. As a result of the complex nature of the new requirements under Section 404, the registrant is unable to complete and file the 2004 Annual Report by the prescribed filing date without unreasonable effort and expense. The registrant continues to dedicate significant resources to the audit of the financial statements, internal control testing and reporting, and the 2004 Annual Report. The registrant anticipates filing the 2004 Annual Report on or before the extended deadline of March 31, 2005.


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
                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated March 16, 2005

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